UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2020

CHEE CORP. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-216868 (Commission File Number)	32-0509577 (IRS Employer Identification No.)

1206 E. Warner Road, Suite 101-l, Gilbert, AZ 85296
 (Address of Principal Executive Offices) (Zip Code)

480-225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement

On December 8, 2020, Chee Corp. (the “Company”) executed a Promissory Note payable to Farm House Partners, LLC (“Farm House”), as lender, pursuant to which the Company borrowed $20,000. The note matures on January 31, 2021. The note is unsecured and bears no interest, and the unpaid principal may be accelerated upon an event of default as defined thereunder.

Farm House is the owner of approximately 78.8% of the shares of common stock of the Company and Michael Witherill, the Company’s CFO, Secretary, Treasurer, and Vice-Chair, is the manager of Farm House.

On January 12, 2021, the Company executed a Promissory Note payable to Klusman Family Holdings, LLC, as lender, pursuant to which the Company borrowed $100,000. The note matures on June 30, 2021. The note is unsecured, bears interest at a rate of 10% per annum, and the unpaid principal and interest may be accelerated upon an event of default as defined thereunder.

Aaron Klusman is the sole member and manager of Klusman Family Holdings, LLC. Mr. Klusman is also Chief Executive Officer and Chairman of the Board of the Company. The Company and Mr. Klusman are also parties to a Letter of Intent dated December 15, 2020, as disclosed in the Form 10-Q filed on December 21, 2020.

The descriptions of the promissory notes are only summaries of the material terms of the notes, do not purport to be complete descriptions of the notes, and are qualified in their entirety by reference to the notes, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02
Unregistered Sales of Equity Securities

On January 8, 2021, the Company entered into a Subscription Agreement with Lawrence M. Silver pursuant to which the Company sold 400,000 shares of its common stock for a purchase price of $400,000. The securities were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

10.1
Promissory Note payable to Farm House Partners.
10.2
Promissory Note payable to Klusman Family Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

Chee Corp., a Nevada corporation

By: /s/ Mike Witherill
       Mike Witherill, CFO, Secretary, and Treasurer

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